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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                NOVEMBER 1, 2001
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)

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
          BERMUDA                              1-8993                             94-2708455
(State or other jurisdiction of             (Commission                         (I.R.S. Employer
 incorporation or organization)              file number)                        Identification No.)
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              28 GATES STREET, WHITE RIVER JUNCTION, VERMONT 05001
                    (Address of principal executive offices)

                                 (802) 295-4500
              (Registrant's telephone number, including area code)
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ITEM 2.         DISPOSITION OF ASSETS (OR BUSINESS)

White Mountains' wholly owned subsidiary, OneBeacon Insurance Group (consisting of OneBeacon Corporation and its subsidiaries, "OneBeacon"), previously announced that it has executed a definitive agreement with Liberty Mutual Insurance Group ("Liberty Mutual"). The agreement calls for Liberty Mutual, beginning November 1, 2001 (the "Effective Date"), to assume new and renewal commercial and personal lines business produced by OneBeacon agents in 42 states and the District of Columbia. Additionally, OneBeacon will reinsure 67% of the renewal premiums written and the net liability for loss and loss adjustment expense of all renewal policies subject to the agreement during the first twelve months after the Effective Date of the transaction and 33% of such net premiums written and net liability for loss and loss adjustment expenses during the following twelve months.

The press release issued by OneBeacon dated September 5, 2001 and a summary of significant terms of non- binding agreement in principle between OneBeacon and Liberty Mutual were previously filed as Exhibits 99 (a) and 99 (b), respectively, to the Form 8-K dated September 5, 2001 (filed September 7, 2001). The press release issued by OneBeacon dated October 30, 2001 was previously filed as Exhibit 99 (c) to the Form 8-K amendment dated September 5, 2001 (filed October 31, 2001).

Also previously filed as Exhibits 99(d), 99(e), 99(f), 99(g) and 99(h) to Form 8-K dated September 5, 2001 (filed November 6, 2001) were the Master Agreement by and among the Registrant, OneBeacon and Liberty Mutual, a Glossary of Terms to the Master Agreement, the Renewal Rights Agreement by and among OneBeacon and Liberty Mutual, the Peerless Post-Closing Indemnity Reinsurance Agreement by and between OneBeacon and Peerless Insurance Company and the Rewritten Indemnity Reinsurance Agreement by and between Peerless Insurance Company and OneBeacon, respectively.

The unaudited pro forma condensed combined income statements of the Registrant for the year ended December 31, 2000 and the nine month period ended September 30, 2001 are enclosed herein as Exhibit 99(i), which are incorporated by reference herein in their entirety.

This Current Report on Form 8-K amends the Form 8-K dated November 1, 2001 and filed on January 14, 2002. The amendment serves to remove the following items from the pro forma condensed income statements for the year ended December 31, 2000 and for the nine months ended September 30, 2001: (i) the financial impact of certain material non-recurring transactions which were entered into contemporaneously with the acquisition of OneBeacon; and (ii) pro forma adjustments made in connection with the Renewal Rights Agreement, as such information has been supplanted with a narrative disclosure of the effects of this transaction on the operating results of the Registrant.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (b)        PRO FORMA FINANCIAL INFORMATION.

                The amended unaudited pro forma condensed combined income statements of the Registrant for the year ended December 31, 2000 and the nine month period ended September 30, 2001, and the notes thereto, are enclosed herein as Exhibit 99(i).
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     (c)        Exhibits.  The following exhibits are filed herewith:

     Exhibit No.               Description
     -----------               -----------

       99(i) The amended unaudited pro forma condensed combined income statements of the Registrant for the year ended December 31, 2000 and the nine month period ended September 30, 2001, and the notes thereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WHITE MOUNTAINS INSURANCE GROUP, LTD.

Dated: July 15, 2002           By:  /s/ J. Brian Palmer
                                        -------------------------------
                                        Chief Accounting Officer